                                                                    EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-42194 of Pool Energy Services Co. on Form S-8 of our report dated May 7, 1997, appearing in this Annual Report on Form 11-K of the Pool Company 401(k) Savings Plan for the year ended December 31, 1996.




DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
-------------------------------

Houston, Texas
June 18, 1997





                                      -14-